UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2010

DUNCAN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33266	20-5639997
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           Richard H. Bachmann resigned effective April 23, 2010 as President and Chief Executive Officer of DEP Holdings, LLC (“DEP GP”), the general partner of Duncan Energy Partners L.P., to devote more time to the Duncan family’s private interests following the death of Dan L. Duncan on March 29, 2010.  Mr. Bachmann will continue as a member of the board of directors of DEP GP.

(c)           On April 23, 2010, the board of directors of DEP GP approved the management changes discussed in more detail below.

Effective immediately upon Mr. Bachmann’s resignation, W. Randall Fowler was promoted from Executive Vice President and Chief Financial Officer to President and Chief Executive Officer; and Bryan F. Bulawa was promoted from Senior Vice President and Treasurer to Senior Vice President, Chief Financial Officer and Treasurer.

W. Randall Fowler, 53, was elected Executive Vice President and Chief Financial Officer of DEP GP, EPE Holdings, LLC (“EPE Holdings”) and Enterprise Products GP, LLC (“EPGP”) in August 2007.  Mr. Fowler has served as a Director of DEP GP since September 2006 and EPE Holdings and EPGP since February 2006.  Mr. Fowler served as a Senior Vice President and Treasurer of DEP GP from October 2006 to August 2007.  Mr. Fowler served as Senior Vice President and Treasurer of EPGP from February 2005 to August 2007.  Mr. Fowler also served as Senior Vice President and Chief Financial Officer of EPE Holdings from August 2005 to August 2007.  Mr. Fowler was elected President and Chief Executive Officer of Enterprise Products Company, formerly named EPCO, Inc. (“EPCO”), in December 2007.  Prior to these elections, he served as Chief Financial Officer of EPCO from April 2005 to December 2007.  Mr. Fowler, a certified public accountant (inactive), joined Enterprise Products Partners L.P. as Director of Investor Relations in January 1999.  Mr. Fowler also serves as Chairman of the Board of the National Association of Publicly Traded Partnerships.  Mr. Fowler will remain a director of DEP GP.

Bryan F. Bulawa, 40, was elected Senior Vice President and Treasurer of EPGP, EPE Holdings and DEP GP in October 2009, having served as Vice President and Treasurer of EPGP since July 2007.  Prior to joining Enterprise, Mr. Bulawa spent 13 years at Scotia Capital, where he served as director of the firm’s U.S. Energy Corporate Finance and Distribution group.

Item 7.01.    Regulation FD Disclosure.

Enterprise Products Partners L.P. issued a press release dated April 23, 2010 regarding the above officer changes. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in the press release attached as Exhibit 99.1 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.    Exhibits and Financial Statements

Exhibit No.	Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P.

By: DEP HOLDINGS, LLC,
its General Partner

Date: April 23, 2010	By: /s/ Michael J. Knesek
Name: Michael J. Knesek
Title: Senior Vice President, Controller and Principal
Accounting Officer of DEP Holdings, LLC

Exhibit Index
Exhibit No.	Description

99.1	Press Release